                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    June  17, 1998
                                                --------------------------------


                             Aspen Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                0-24786                       04-2739697
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(State or Other Jurisdiction     (Commission                   (IRS Employer
       of Incorporation)         File Number)                Identification No.)


Ten Canal Park, Cambridge, Massachusetts                                  02141
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code      (617) 949-1000
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On June 17, 1998, Aspen Technology, Inc. (the "Company") completed the sale of $86,250,000 aggregate principal amount of its 5 1/4% Convertible Subordinated Debentures due June 15, 2005 (the "Debentures"). The Debentures were sold by the Company to Goldman, Sachs, & Co., NationsBanc Montgomery Securities LLC and William Blair & Company, L.L.C. (the "Initial Purchasers"), which offered and sold the Debentures to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Company initially offered $75,000,000 aggregate principal amount of Debentures and sold an additional $11,250,000 aggregate principal amount of Debentures pursuant to the Initial Purchasers' exercise of an over-allotment option.

         The net proceeds received by the Company from the sale of the Debentures, after deducting underwriting commissions (but before deducting expenses of the offering), totalled $83,231,250. The Company intends to use the net proceeds for working capital and other general corporate purposes. The Company may use a portion of the net proceeds to acquire or invest in one or more new technologies, products or businesses that expand, complement or are otherwise related to the Company's current business and software and service solutions.

         The Debentures and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Debentures are eligible for trading in the Private Offerings, Resales and Trading through Automated Linkages (PORTAL) Market of the National Association of Securities Dealers, Inc. The Company has agreed to file a Shelf Registration Statement (as defined below) in respect of the Debentures and the shares of Common Stock issuable upon conversion thereof. See "Registration Rights."

         A press release relating to the sale of the Debentures is attached to this Form 8-K, and incorporated herein by reference, in accordance with Rule 135c(d) of the Securities Act.




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

     The Debentures have been issued under an Indenture dated as of June 17, 1998 (the "Indenture") between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), a copy of which is included as an exhibit to this Form 8-K and is incorporated by reference herein. Wherever particular defined terms of the Indenture (including the Debentures and the various forms thereof) are referred to below, such defined terms are incorporated herein by reference (the Debentures and various terms relating to the Debentures being referred to in the Indenture as "Securities"). The following summaries of certain provisions of the Indenture do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the detailed provisions of the Debentures and the Indenture, including the definitions therein of certain terms. Section references below are references to sections of the Indenture.

GENERAL

     The Debentures are unsecured subordinated obligations of the Company, are limited to $86,250,000 aggregate principal amount, and will mature on June 15, 2005. The Debentures bear interest at the rate of 5 1/4% per annum from June 17, 1998 or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semiannually on June 15 and December 15 of each year, commencing on December 15, 1998. Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. (Sections 3.1 and 3.10)

     The Debentures are convertible into Common Stock initially at a conversion rate of 18.8791 shares per $1,000 principal amount of Debentures (equivalent to a conversion price of approximately $52.97 per share), subject to adjustment upon the occurrence of certain events described under "Conversion Rights," at any time following the last original issue date of the Debentures and prior to the close of business on the maturity date, unless previously redeemed or repurchased. (Sections 2.3, 13.1 and 13.4)

     The Debentures are redeemable at the option of the Company under the circumstances and at the redemption prices set forth below under "Optional Redemption," plus accrued interest to the redemption date. The Debentures also are subject to repurchase by the Company at the option of the holders as described under "Repurchase at Option of Holders Upon Change of Control."

     The Company has agreed to file the Shelf Registration Statement in respect of the Debentures and the shares of Common Stock issuable upon conversion thereof pursuant to the Registration Rights Agreement (as defined below). Upon any failure by the Company to comply with certain of its obligations under the Registration Rights Agreement, additional interest will be payable on the Debentures. See "Registration Rights."

FORM AND DENOMINATION

     The Debentures initially are represented by global Debentures in fully registered form without coupons (collectively, the "Global Debentures" and individually, a "Global Debenture") that have been deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of a nominee of DTC. (Section 2.1) The Global Debentures are (and any Debentures issued in exchange therefor will be) subject to certain restrictions on transfer set forth therein and in the Indenture. (Section 2.2)

     Except in the limited circumstances described below under "Global Debentures," owners of beneficial interests in Global Debentures are not entitled to receive physical delivery of certificated Debentures. The Debentures are not issuable in bearer form.

     The Debentures are issuable only in fully registered form, without exception. The Debentures are issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof. (Section 3.2) No service charge will be made for any registration, transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other government charge payable in connection therewith. (Section 3.5)

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

     The Company has appointed the Trustee at its Corporate Trust Office as paying agent, transfer agent, registrar and conversion agent for the Debentures. In such capacities, the Trustee is responsible for, among other things,
(i) maintaining a record of the aggregate holdings of Debentures represented by the Global Debenture and accepting Debentures for exchange and registration of transfer, (ii) ensuring that payments of principal, premium, if any, and interest in respect of the Debentures received by the Trustee from the Company are duly paid to DTC or its nominees, (iii) transmitting to the Company any notices from holders, (iv) accepting conversion notices and related documents and transmitting the relevant items to the Company, and (v) delivering certificates for Common Stock issued upon conversion of the Debentures.

     The Company will cause each transfer agent to act as a registrar and will cause to be kept at the office of each transfer agent a register in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of the Debentures and registration of transfers of the Debentures. (Section 3.5) The Company may vary or terminate the appointment of any paying agent, transfer agent or conversion agent, or appoint additional or other such agents, or approve any change in the office through which any such agent acts, provided that there shall at all times be a paying agent, a transfer agent and a conversion agent in the Borough of Manhattan, The City of New York, New York. The Company will cause notice of any registration, termination or appointment of the Trustee or any paying agent, transfer agent or conversion agent, and of any change in the office through which any such agent will act, to be provided to holders of the Debentures. (Section 11.2)

GLOBAL DEBENTURES

     The following description of the operations and procedures of DTC is provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them from time to time. The Company takes no responsibility for these operations and procedures and urges investors to contact the system or their participants directly to discuss these matters.

     DTC has advised the Company as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code, as amended, and a "Clearing Agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations (collectively, "participants") and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical transfer and delivery of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly ("indirect participants").

     Upon the issuance of any Global Debenture, DTC will credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Debenture to the accounts of DTC participants or persons who hold interests through participants. Ownership of beneficial interests in such Global Debenture will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) or by the participants and the indirect participants (with respect to other owners of beneficial interests in the Global Debentures).

     As long as DTC or its nominee is the registered holder of a Global Debenture, DTC or such nominee, as the case may be, will be considered the sole owner and holder of the Debentures represented by such Global Debenture for all purposes under the Indenture and the Debentures. Unless DTC notifies the Company that it is unwilling or unable to continue as depositary for a Global Debenture, or ceases to be a "Clearing Agency" registered under the Exchange Act, or announces an intention permanently to cease business or does in fact do so, or an Event of Default has occurred and is continuing with respect to a Global Debenture, owners of beneficial interests in a Global Debenture will not be entitled to have any portions of such Global Debenture registered in their names, will not receive or be entitled to receive physical delivery of Debentures in definitive

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form and will not be considered the owners or holders of the Global Debenture
(or any Debentures represented thereby) under the Indenture or the Debentures. In addition, no beneficial owner of an interest in a Global Debenture will be able to transfer that interest except in accordance with DTC's applicable procedures (in addition to those under the Indenture referred to herein). In the event that owners of beneficial interests in a Global Debenture become entitled to receive Debentures in definitive form, such Debentures will be issued only in registered form in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     Except as described under "Transfer, Exchange, and Withdrawal," owners of interests in Global Debentures will not have Debentures registered in their names, will not receive physical delivery of Debentures in certificated form and will not be considered the registered owners or holders thereof under the Indenture for any purpose.

     Payments of the principal of and premium, if any, and interest on Global Debentures will be made to DTC or its nominee as the registered owner thereof. The Company expects that DTC or its nominee, upon receipt of any payment of principal, premium or interest in respect of a Global Debenture representing any Debentures held by DTC or its nominee, will immediately credit participants' accounts with payment in amounts proportionate to their respective beneficial interests in the principal amount of such Global Debentures for such Debentures as shown on the records of DTC or its nominee. The Company also expects that payments by participants to owners of beneficial interests in such Global Debentures held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name." Such payments will be the responsibility of such participants. Neither the Company, the Trustee nor any of their respective agents will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Debentures or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Transfers of beneficial interests in the Global Debentures between participants will be effected in accordance with DTC's procedures and will trade in DTC's Same-Day Funds Settlement System, and secondary market trading activity in such interests will therefore settle in immediately available funds.

     DTC has advised the Company that it will take any action permitted to be taken by a holder of Debentures (including the presentation of Debentures for exchange as described below) only at the direction of one or more participants to whose account with DTC interests in the Global Debentures are credited and only in respect of such portion of the aggregate principal amount of the Debentures as to which such participant or participants has or have given such direction. However, if there is an Event of Default (as defined below) under the Debentures, DTC reserves the right to exchange the Global Debentures for legended Debentures in certificated form and to distribute such Debentures to its participants.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of beneficial ownership interests in the Global Debentures among participants of DTC, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. None of the Company, the Trustee nor any of their respective agents will have any responsibility for the performance by DTC, its participants or its indirect participants of their respective obligations under the rules and procedures governing DTC's operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Debentures.

CERTIFICATED DEBENTURES

     If DTC is at any time unwilling or unable to continue as a depositary for the reasons set forth above under "Global Debentures," is closed for business for 14 continuous days or announces an intention to cease or permanently ceases business, the Company will issue certificates for the Debentures in definitive, fully registered, non-global form without interest coupons in exchange for each Global Debenture. The holder of a Debenture in non-global form may transfer such Debenture, subject to compliance with the provisions of such legend, by surrendering it at the office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, New York, which initially will be the office of the Trustee.

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     Notwithstanding any statement herein, the Company and the Trustee reserve the right to impose such transfer, certification, exchange or other requirements, and to require such restrictive legends on certificates evidencing Debentures, (i) as they may determine are necessary to ensure compliance with the securities laws of the United States and the states and other jurisdictions thereof and any other applicable laws or to ensure that the Shelf Registration Statement, as it may be amended, is declared effective by the Securities and Exchange Commission (the "Commission") or (ii) as DTC may require.

REGISTRATION RIGHTS

     The holders of the Debentures and the Common Stock issued upon conversion thereof are entitled to the benefits of a Registration Rights Agreement, dated as of June 17, 1998, between the Company and the Initial Purchasers (the "Registration Rights Agreement"), a copy of which is included as an exhibit to this Form 8-K and is incorporated by reference herein. The following summaries of certain provisions of the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the detailed provisions of the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders from time to time of the Debentures and the Common Stock issued or issuable upon conversion thereof that it will, at its expense,
(i) within 90 days after the first date of issuance of the Debentures, file a registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Debentures and the Common Stock issued or issuable upon conversion thereof (together, the "Registrable Securities"),
(ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as practicable but no later than 90 days after the filing of the Shelf Registration Statement, and
(iii) subject to certain exceptions, use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until (A) the second anniversary of the later of (i) the effective date of the Shelf Registration Statement and (ii) the last original issuance of the Debentures or (B) such earlier date as is provided in the Registration Rights Agreement (the earlier to occur of (A) and (B) being referred to herein as the "Termination Date").

     If (i) on or prior to 90 days following the first date of original issuance of the Debentures, the Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to 90 days following the filing of the Shelf Registration Statement, the Shelf Registration Statement has not been declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Debentures following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Debentures to and including the ninetieth day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the ninety-first day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the Termination Date for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Debentures shall increase by an additional one-half of one percent (0.50%) per annum on the sixty-first day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the earlier of the Termination Date or the day on which the Shelf Registration Statement again becomes effective.

     The Registration Rights Agreement can be amended by the Company and the holders of a majority in principal amount of Registrable Securities then outstanding.

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

CONVERSION RIGHTS

     The holder of any Debenture has the right, at the holder's option, to convert any portion of the principal amount of a Debenture that is an integral multiple of $1,000 into shares of Common Stock at any time following the last original issue date of the Debentures and prior to the close of business on the maturity date, unless previously redeemed or repurchased, at a conversion rate (the "Conversion Rate") of 18.8791 shares of Common Stock per $1,000 principal amount of Debentures (equivalent to a conversion price of approximately $52.97 per share of Common Stock), subject to adjustment as described below. The right to convert a Debenture called for redemption or delivered for repurchase will terminate at the close of business on the fifth Trading Day preceding the Redemption Date for such Debenture or the second Trading Day preceding the Repurchase Date for such Debenture, as the case may be. (Sections 2.3 and 13.1)

     The right of conversion attaching to any Debenture may be exercised by the holder by delivering the Debenture at the specified office of the Conversion Agent, accompanied by a duly signed and completed notice of conversion, a copy of which may be obtained from the Trustee. The conversion date will be the date on which the Debenture and the duly signed and completed notice of conversion are so delivered. As promptly as practicable on or after the conversion date, the Company will issue and deliver to the Trustee a certificate or certificates for the number of whole shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share or, at the Company's option, rounded up to the next whole number of shares; such certificate will be sent by the Trustee to the Conversion Agent (if other than the Trustee) for delivery to the holder. Shares of Common Stock issued upon conversion of the Debentures, in accordance with the provisions of the Indenture, will be fully paid and nonassessable and will rank pari passu with other shares of Common Stock outstanding from time to time. Any Debenture surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (the "Record Date Period") (except Debentures surrendered for conversion for which conversion rights would terminate during the Record Date Period as a result of a call for redemption or a repurchase) must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date relating to such Record Date Period on the principal amount of such Debentures being surrendered for conversion, and the interest payable on such Interest Payment Date in respect of such Debenture (including Debentures surrendered for conversion for which conversion rights would terminate during the Record Date Period as a result of a call for redemption or a repurchase) shall be paid to the holder of such Debenture as of the Regular Record Date. Interest payable in respect of any Debenture surrendered for conversion on or after an Interest Payment Date shall be paid to the holder of such Debenture as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. (Section 13.2)

     As a result of the above-described provisions of the Indenture, holders that surrender Debentures for conversion on a date that is not an Interest Payment Date will not receive any interest for the period from the Interest Payment Date next preceding the date of conversion to the date of conversion or for any later period, even if the Debentures are surrendered after a notice of redemption (except for the payment of interest on Debentures called for redemption on a Redemption Date or to be repurchased on a Repurchase Date in either case, the result of which would cause the conversion rights of such Debenture to terminate during the Record Date Period). No other payment or adjustment for interest, or for any dividends in respect of Common Stock, will be made upon conversion. Holders of Common Stock issued upon conversion will not be entitled to receive any dividends payable to holders of Common Stock as of any record time before the close of business on the conversion date. No fractional shares will be issued upon conversion but, in lieu thereof, the Company will calculate an appropriate amount to be paid in cash on the basis set forth in the Indenture or, at its option, round up to the next whole number of shares. (Sections 13.2 and 13.3)

     A holder delivering a Debenture for conversion will not be required to pay any taxes or duties in respect of the issue or delivery of Common Stock on conversion but will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of the Common Stock in a name other than that of the holder of the Debenture. Certificates representing shares of Common Stock will not be issued or delivered unless the person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid. (Section 13.8)

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

     The Conversion Rate is subject to adjustment in certain events, including, without duplication: (a) dividends (and other distributions) payable in Common Stock on shares of capital stock of the Company, (b) the issuance to all holders of Common Stock of rights, options or warrants entitling them to subscribe for or purchase Common Stock at less than the then-current market price of Common Stock (determined as provided in the Indenture) as of the record date for shareholders entitled to receive such rights, options or warrants,
(c) subdivisions, combinations and reclassifications of Common Stock,
(d) distributions to all holders of Common Stock of evidences of indebtedness of the Company, shares of capital stock, cash or assets (including securities, but excluding those dividends, rights, options, warrants and distributions referred to above and excluding dividends and distributions paid exclusively in cash and in mergers and consolidations to which the second succeeding clause applies),
(e) distributions consisting exclusively of cash (excluding any cash portion of distributions referred to in (d) above or cash distributed upon a merger or consolidation to which the second succeeding paragraph applies) to all holders of Common Stock in an aggregate amount that, combined together with (i) other such all-cash distributions made within the preceding 12 months in respect of which no adjustment has been made and (ii) any cash and the fair market value of other consideration payable in respect of any tender offer by the Company or any of its subsidiaries for Common Stock concluded within the preceding 12 months in respect of which no adjustment has been made, exceeds 10% of the Company's market capitalization (being the product of the then-current market price, determined as provided in the Indenture, per share of the Common Stock and the number of shares of Common Stock then outstanding) on the record date for such distribution, and (f) the successful completion of a tender offer made by the Company or any of its subsidiaries for Common Stock which involves an aggregate consideration that, together with (i) any cash and other consideration payable in a tender offer by the Company or any of its subsidiaries for Common Stock expiring within the 12 months preceding the expiration of such tender offer in respect of which no adjustment has been made and (ii) the aggregate amount of any such all-cash distributions referred to in (e) above to all holders of Common Stock within the 12 months preceding the expiration of such tender offer in respect of which no adjustments have been made, exceeds 10% of the Company's market capitalization on the expiration of such tender offer. The Company may make such increases in the Conversion Rate in addition to those required in the foregoing provisions as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock will not be taxable to the recipients. No adjustment of the Conversion Rate will be required to be made until the cumulative adjustments amount to 1.0% or more of the Conversion Rate. (Section 13.4)

     Generally, Holders converting Debentures into Common Stock will be entitled to receive upon such conversion, in addition to the Common Stock into which the Debentures are converted, the associated rights (the "Rights") to purchase Series A Participating Cumulative Preferred Stock of the Company, pursuant to the Rights Agreement dated as of March 12, 1998 between the Company and American Stock Transfer & Trust Company, as Rights Agent, as presently constituted or under any similar plan. If for any reason converting holders of the Debentures are not entitled to receive the Rights that would otherwise be attributable (but for the date of conversion) to the shares of Common Stock received upon such conversion or such Rights are not issued to them upon conversion for any reason, then adjustment of the Conversion Rate shall be made under paragraph (d) of the preceding paragraph as if the Rights were then being distributed to the stockholders. If such an adjustment is made and the Rights are later redeemed, invalidated, or terminated, then a corresponding reversing adjustment shall be made to the Conversion Rate, on an equitable basis, to take account of such event. (Section 13.4)

     In case of any consolidation or merger of the Company with or into another Person or any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or in case of any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, each Debenture then Outstanding will, without the consent of the holder of any Debenture, become convertible only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock into which such Debenture was convertible immediately prior thereto (assuming such holder of Common Stock failed to exercise any rights of election and that such Debenture was then convertible). (Section 13.11)

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
     The Company from time to time may increase the Conversion Rate by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such increase, if the Board of Directors has made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. No such increase shall be taken into account for purposes of determining whether the closing price of the Common Stock exceeds the Conversion Price by 105% in connection with an event that otherwise would constitute a Change of Control. (Section 13.4) See "Repurchase at Option of Holders Upon Change of Control."

SUBORDINATION

     The payment of the principal of and premium, if any, and interest on the Debentures (including any amounts payable upon the redemption or repurchase of the Debentures permitted by the Indenture) is subordinated in right of payment, to the extent set forth in the Indenture, to the prior payment in full of the principal of, premium, if any, interest and other amounts in respect of all Senior Debt of the Company. The Debentures also are effectively subordinated in right of payment to all indebtedness and other liabilities of the Company's subsidiaries.

     "Senior Debt" is defined in the Indenture to mean the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts payable in connection with, the following, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of the Indenture or thereafter created, incurred or assumed: (a) indebtedness of the Company for money borrowed or evidenced by credit or loan agreements, bonds, debentures, notes or similar instruments, (b) all obligations of the Company evidenced by a note or similar instrument or written agreement given in connection with the acquisition of any businesses, properties or assets, including securities, (c) obligations of the Company as lessee under leases capitalized on the balance sheet of the lessee under generally accepted accounting principles, (d) obligations of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts, or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency exchange rates or commodity prices, (e) all reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company, (f) indebtedness of others of the kinds described in the preceding clauses (a), (b), (c), (d) and (e) that the Company has assumed, guaranteed or otherwise assured the payment thereof, directly or indirectly, and
(g) deferrals, renewals, extensions and refundings of, or bonds, debentures, notes or other evidences of indebtedness issued in exchange for, or amendments, modifications or supplements to, or covenants and other obligations of the Company in connection with, the indebtedness described in the preceding clauses
(a) through (f), whether or not there is any notice to or consent of the holders of Debentures; except (i) indebtedness and advances among the Company and its direct and indirect subsidiaries; and (ii) any particular indebtedness, deferral, renewal, extension or refunding, if it is expressly stated in the governing terms or in the assumption thereof that the indebtedness involved is not Senior Debt. (Section 1.1)

     No payment on account of principal of, premium, if any, or interest on, or redemption or repurchase of, the Debentures may be made if there shall have occurred (i) a default in the payment of the principal, premium, if any, or interest (including a default under any repurchase or redemption obligation) with respect to any Senior Debt or (ii) any other event of default with respect to any Senior Debt that permits the holders thereof to accelerate the maturity thereof, which event of default shall not have been cured or waived or shall not have ceased to exist after written notice of such event of default shall have been given to the Company and the Trustee by any holder of Senior Debt. Upon the acceleration of the principal due on the Debentures or payment or distribution of assets of the Company to creditors upon any dissolution, winding up, liquidation or reorganization, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal of and premium, if any, and interest due on all Senior Debt must be paid in full before the holders of the Debentures are entitled to receive any payment. By reason of such subordination, in the event of insolvency, creditors of the Company who are holders of Senior Debt may recover more, ratably, than the holders of the Debentures, and such subordination may result in a reduction or elimination of payments to the holders of the Debentures. (Sections 14.3 and 14.4)

     The Indenture does not limit the Company's ability to incur Senior Debt or any other indebtedness or the ability of any subsidiary of the Company to incur any indebtedness or other liabilities.

OPTIONAL REDEMPTION

     The Debentures may not be redeemed prior to June 15, 2001. Thereafter, the Debentures may be redeemed, in whole or in part, at the option of the Company, upon not less than 30 nor more than 60 days' prior notice as provided under "Notices" below, at the redemption prices set forth below, in each case together with accrued interest to the date of redemption. (Section 2.3, Article XII) Such redemption prices (expressed as a percentage of principal amount) are as follows for the 12-month periods beginning on June 15 of each of the following years:

                                                            REDEMPTION
YEAR                                                          PRICE
----                                                        ----------
2001......................................................    103.00%
2002......................................................    102.25
2003......................................................    101.50
2004......................................................    100.75

     No sinking fund has been provided for the Debentures.

REPURCHASE AT OPTION OF HOLDERS UPON CHANGE OF CONTROL

     If a Change of Control (as defined below) occurs, each holder of Debentures shall have the right, at the holder's option, to require the Company to repurchase all of such holder's Debentures, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000 in excess thereof, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined), at a price equal to 100% of the principal amount of the Debentures to be repurchased, together with interest accrued to the Repurchase Date (the "Repurchase Price"). (Section 15.1)

     The Company may, at its option, in lieu of paying the Repurchase Price in cash, pay the Repurchase Price in Common Stock valued at 95% of the average of the last reported sale price of the Common Stock for the 5 consecutive Trading Days ending on and including the third Trading Day preceding the Repurchase Date; provided that payment may not be made in Common Stock unless the Company satisfies certain conditions prior to the Repurchase Date as provided in the Indenture. (Section 15.2)

     Within 30 days after the occurrence of a Change of Control, the Company is obligated to give to all holders of the Debentures notice, as provided in the Indenture (the "Company Notice"), of the occurrence of such Change of Control and of the repurchase right arising as a result thereof. The Company must also deliver a copy of the Company Notice to the Trustee. To exercise the repurchase right, a holder of Debentures must deliver on or before the 30th day after the date of the Company Notice irrevocable written notice to the Trustee of the holder's exercise of such right, together with the Debentures with respect to which the right is being exercised. (Section 15.3)

     A "Change of Control" shall be deemed to have occurred at such time after the original issuance of the Debentures as there shall occur:

          (a) the acquisition by any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act) of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in elections of directors, other than any such acquisition by the Company, any subsidiary of the Company, or any employee benefit plan of the Company; or

          (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to another Person (other than (i) any such transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company and (y) pursuant to which the holders of the Common Stock immediately prior to such transaction are entitled to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction, and
     (ii) any merger that is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock);

provided, however, that a Change of Control shall not be deemed to have occurred if the last reported sale price per share of the Common Stock for any 5 Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control (in the case of a Change of Control under clause (a) above) or ending immediately before the Change of Control (in the case of a Change of Control under clause (b) above) shall equal or exceed 105% of the Conversion Price of the Debentures in effect on each such Trading Day. "Beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on June 17, 1998. (Section 15.4)

     The Company's ability to repurchase Debentures upon the occurrence of a Change of Control is subject to limitations. There can be no assurance that the Company would have the financial resources or be able to arrange financing on acceptable terms, if at all, to pay the Repurchase Price for all the Debentures as to which the purchase right is exercised. Further, a Change of Control would constitute an event of default under the terms of the Company's bank line of credit. Certain of the agreements relating to the Company's current Senior Debt limit the Company's ability to repurchase the Debentures. As a result, any repurchase in connection with a Change of Control would, depending on the circumstances and absent a waiver from the holders of Senior Debt, be blocked by the subordination provisions of the Debentures. See "Subordination." Failure by the Company to repurchase the Debentures when required may result in an Event of Default with respect to the Debentures (and with respect to Senior Debt) whether or not such repurchase is permitted by the subordination provisions. See "Events of Default."

MERGERS AND SALES OF ASSETS BY THE COMPANY

     The Company may not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell, lease, or otherwise dispose of its properties and assets substantially as an entirety to any Person (other than a conveyance, sale, transfer, or lease to a wholly owned subsidiary), and the Company may not permit any Person (other than a wholly owned subsidiary) to consolidate with or merge into the Company or convey, transfer, sell, lease, or otherwise dispose of all or substantially all of its properties and assets substantially as an entirety to the Company, unless (a) the Person formed by such consolidation or into which the Company is merged or the Person to which the properties and assets of the Company are so conveyed, transferred, sold, or leased is a corporation, limited liability company, partnership or trust organized and existing under the laws of the United States, any state thereof or the District of Columbia and has expressly assumed the due and punctual payment of the principal of and premium, if any, and interest on the Debentures and the performance of the other covenants of the Company under the Indenture,
(b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, and (c) the Company has provided to the Trustee an Officer's Certificate and opinion of counsel. (Section 8.1)

EVENTS OF DEFAULT

     The following constitute Events of Default under the Indenture: (a) failure to pay principal of, premium on, or the Redemption Price or Repurchase Price of any Debenture when due, whether or not such payment is prohibited by the subordination provisions of the Indenture; (b) failure to pay any interest (including Liquidated Damages) on any Debenture when due, continuing for 30 days, whether or not such payment is prohibited by the subordination provisions of the Indenture; (c) failure to provide a Company Notice in the event of a Change of Control; (d) failure to perform any other covenant or warranty of the Company in the Indenture, continuing for 60 days after written notice as provided in the Indenture; (e) failure to pay any indebtedness for money borrowed by the Company in an aggregate principal amount in excess of $5,000,000 at final maturity or acceleration of payment thereof, which default in payment or acceleration is not cured or rescinded within 30 days after written notice as provided in the Indenture; and (f) certain events of bankruptcy, insolvency or reorganization. (Section 5.1) Subject to the provisions of the Indenture relating to the duties of the Trustee in case an Event of Default shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders shall have offered to the Trustee reasonable security or indemnity. (Section 6.3) Subject to such provisions for the indemnification of the Trustee, the holders of a majority in aggregate principal amount of the Outstanding Debentures will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. (Section 5.12)

     If an Event of Default (other than an Event of Default specified in clause
(a), (b) or (f) above) occurs and is continuing, either the Trustee shall, at the written request of the holders of not less than 25% in aggregate principal amount of the Outstanding Debentures, or the holders of not less than 25% in aggregate principal amount of the Outstanding Debentures may directly, by notice in writing to the Company, declare the principal of all the Debentures to be due and payable immediately, and upon any such declaration such principal and any accrued interest and any unpaid Liquidated Damages thereon will become immediately due and payable. If an Event of Default specified in clause (a) or
(b) occurs and is continuing, the holder of any Outstanding Debenture may, by notice in writing to the Company (with a copy to the Trustee), declare the principal of such Debenture to be due and payable immediately, and upon any such declaration such principal and (subject to the Indenture) any accrued interest and Liquidated Damages thereon will become immediately due and payable. If an Event of Default specified in clause (f) occurs and is continuing, the principal of and any accrued interest and any unpaid Liquidated Damages on all of the then-Outstanding Debentures shall ipso facto become due and payable immediately without any declaration or other Act on the part of the Trustee or any holder. (Section 5.2)

     At any time after a declaration of acceleration has been made but before a judgment or decree based on acceleration, the holders of a majority in aggregate principal amount of Outstanding Debentures may, under certain circumstances, rescind and annul such acceleration if, among other things, all Events of Default, other than the nonpayment of accelerated principal and interest, have been cured or waived as provided in the Indenture. (Section 5.2)

     No holder of any Debenture has any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of a continuing Event of Default and unless also the holders of at least 25% in aggregate principal amount of the Outstanding Debentures shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the holders of a majority in aggregate principal amount of the Outstanding Debentures a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days. (Section 5.7) However, such limitations do not apply to a suit instituted by a holder of a Debenture for the enforcement of payment of the principal of or premium, if any, or interest on such Debenture or the Redemption Price or the Repurchase Price on or after the respective due dates expressed in such Debenture or of the right to convert such Debenture in accordance with the Indenture. (Section 5.8)

     The Company is required to furnish to the Trustee annually a statement as to the performance by the Company of certain of its obligations under the Indenture and as to any default in such performance. (Section 11.9)

MEETINGS, MODIFICATION, AND WAIVER

     The Indenture contains provisions for convening meetings of the holders of Debentures to consider matters affecting their interests. (Article X)

     Modifications and amendments of the Indenture may be made, and certain past defaults by the Company may be waived, (i) with the written consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time Outstanding or (ii) by the adoption of a Resolution, at a meeting of holders of the Debentures at which a quorum is present, by the holders of at least 66 2/3% in aggregate principal amount of the Outstanding Debentures represented at such meeting. However, no such modification or amendment may, without the consent of the holder of each Outstanding Debenture affected thereby, (a) change the Stated Maturity of the principal of, or any installment of interest on, any Debenture, (b) reduce the principal amount of or the premium, if any, or rate of interest on any Debenture, (c) reduce the amount payable upon redemption or repurchase,
(d) modify the provisions with respect to the repurchase right of the holders in a manner adverse to the holders, (e) change the place or currency of payment of principal of or premium, if any, or interest on, any Debenture (including any payment of any Liquidated Damages or the Repurchase Price in respect of such Debenture), (f) impair the right to institute suit for the enforcement of any payment on or with respect to any Debenture, (g) modify the obligation of the Company to maintain an office or agency in The City of New York, New York,
(h) except as otherwise permitted by the Indenture or contemplated by provisions concerning consolidation, merger, conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, adversely affect the right of holders to convert any of the Debentures or to require the Company to repurchase any Debenture other than as provided in the Indenture, (i) modify the subordination provisions in a manner adverse to the holders of the Debentures, (j) reduce the above-stated percentage of Outstanding Debentures necessary to modify or amend the Indenture, (k) reduce the percentage of aggregate principal amount of Outstanding Debentures necessary for waiver of compliance with certain provisions of the Indenture or for waiver of certain defaults, (l) reduce the percentage in aggregate principal amount of Debentures Outstanding required for the adoption of a Resolution or the quorum required at any meeting of holders of Debentures at which a Resolution is adopted, (m) modify the obligation of the Company to deliver information required by Rule 144A under the Securities Act to permit resales of Debentures and Common Stock issued upon conversion thereof in the event the Company ceases to be subject to certain reporting requirements under United States federal securities laws or (n) modify any provisions relating to subordination of the Debentures, conversion of the Debentures or repurchase upon a Change of Control in a manner adverse to the holders of the Debentures. (Section 9.2) The quorum at any meeting called to adopt a Resolution will be persons holding or representing a majority in aggregate principal amount of the Debentures at the time Outstanding and, at any reconvened meeting adjourned for lack of quorum, 25% of such aggregate principal amount. (Section 10.4)

     The holders of a majority in aggregate principal amount of the Outstanding Debentures may waive compliance by the Company with certain restrictive provisions of the Indenture. (Section 11.11) The holders of a majority in aggregate principal amount of the Outstanding Debentures also may waive any past default under the Indenture, except a default in the payment of principal, premium, if any, or interest. (Section 5.13)

TRANSFER, EXCHANGE, AND WITHDRAWAL

     The Company has initially appointed the Trustee as security registrar and transfer agent, acting through its Corporate Trust Office in The City of New York, New York. The Company reserves the right to vary or terminate the appointment of the security registrar or of any transfer agent or to appoint additional or other transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts. (Sections 3.5 and 11.2)

     In the event of a redemption of the Debentures for any of the reasons set forth above under "Optional Redemption," the Company will not be required (a) to register the transfer or exchange of Debentures for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Debentures called for such redemption or (b) to register the transfer or exchange of any Registered Debenture, or portion thereof, called for redemption. (Section 2.2)

     As long as DTC, or its nominee, is the registered holder of a Global Debenture, DTC or such nominee, as the case may be, will be considered the sole owner and holder of the Debentures represented by such Global Debenture for all purposes under the Indenture and the Debentures. Unless DTC notifies the Company that it is unwilling or unable to continue as depositary for a Global Debenture, or ceases to be a "Clearing Agency" registered under the Exchange Act, or announces an intention permanently to cease business or does in fact do so, or an Event of Default has occurred and is continuing with respect to a Global Debenture, owners of beneficial interests in a Global Debenture will not be entitled to have any portions of such Global Debenture registered in their names, will not receive or be entitled to receive physical delivery of Debentures in definitive form and will not be considered the owners or holders of the Global Debenture (or any Debentures represented thereby) under the Indenture or the Debentures. In addition, no beneficial owner of an interest in a Global Debenture will be able to transfer that interest except in accordance with DTC's applicable procedures (in addition to those under the Indenture referred to herein). In the event that owners of beneficial interests in a Global Debenture become entitled to receive Registered Debentures in certificated form, such Debentures will be issued only as Registered Debentures in certificated form in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

PURCHASE AND CANCELLATION

     The Company or any subsidiary may at any time and from time to time purchase Debentures at any price in the open market or otherwise.

     All Debentures surrendered for payment, redemption, repurchase, registration of transfer, exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Debentures so delivered to the Trustee shall be canceled promptly by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in the Indenture. Unless otherwise requested by the Company and confirmed in writing, the Trustee shall, from time to time but not less than once annually, destroy all canceled Debentures and deliver to the Company a certificate of destruction, which certificate shall specify the number, principal amount and, in the case of Debentures, the form of each canceled Debenture so destroyed. (Section 3.9)

TITLE

     The Company and the Trustee may treat the registered owner (as reflected in the Security Register) of any Debenture as the absolute owner thereof (whether or not such Debenture shall be overdue) for the purpose of making payment and for all other purposes.

NOTICES

     Notice to holders of the Debentures will be given by mail to the addresses of such holders as they appear in the Security Register. Such notices will be deemed to have been given on the date of such mailing. (Section 1.6)

REPLACEMENT OF DEBENTURES

     Debentures that become mutilated, destroyed, stolen or lost will be replaced by the Company at the expense of the holder upon delivery to the Trustee of the mutilated Debentures or evidence of the loss, theft or destruction thereof satisfactory to the Company and the Trustee. In the case of a lost, stolen or destroyed Debenture, indemnity satisfactory to the Trustee and the Company may be required at the expense of the holder of such Debenture before a replacement Debenture will be issued. (Section 3.6)

PAYMENT OF STAMP AND OTHER TAXES

     The Company shall pay all stamp and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Debentures. The Company will not be required to make any payment with respect to any other tax, assessment or governmental charge imposed by any government or any political subdivision thereof or taxing authority therein.

SATISFACTION AND DISCHARGE

     The Company may discharge its payment obligations under the Indenture while Debentures remain Outstanding if (a) all Outstanding Debentures have become due and payable or will become due and payable at their scheduled maturity within one year, (b) all Outstanding Debentures are scheduled for redemption within one year or (c) all Outstanding Debentures are delivered to the Trustee for conversion in accordance with the Indenture and in the case of (a) or (b) above, the Company has deposited with the Trustee an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Debentures on the date of their scheduled maturity or the scheduled date of redemption. (Section 4.1)

GOVERNING LAW

     The Indenture and the Debentures are governed by and to be construed in accordance with the laws of the State of New York. (Section 1.11)

THE TRUSTEE

     In case an Event of Default shall occur (and shall not be cured), the Trustee is required to use the degree of care of a prudent person in the conduct of his own affairs in the exercise of its powers. Subject to such provisions, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders of Debentures, unless they shall have offered to the Trustee reasonable security or indemnity. (Sections 6.1 and 6.3)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   Financial Statements of Business Acquired.

         Not applicable.

   (b)   Pro Forma Financial Information.

         Not applicable.

   (c)   Exhibits.

   EXHIBIT
   NUMBER            DESCRIPTION
   -------           -----------

     4.1 Indenture dated as of June 17, 1998 between Aspen Technology, Inc. and The Chase Manhattan Bank, as trustee, with respect to up to $86,250,000 principal amount of 5 1/4% Convertible Subordinated Debentures due June 15, 2005 of Aspen
              Technology, Inc.

     4.2 Form of 5 1/4% Convertible Subordinated Debentures due June 15, 2005 of Aspen Technology, Inc. (included in Sections 2.2, 2.3 and
              2.4 of the Indenture filed as Exhibit 4.1).

    10.1 Registration Rights Agreement, dated as of June 17, 1998, between Aspen Technology, Inc. and Goldman, Sachs & Co., Nationsbanc Montgomery Securities LLC and William Blair & Company, L.L.C.

    99.1 Press release of Aspen Technology, Inc. issued on June 12, 1998, relating to the sale of the 5 1/4% Convertible Subordinated Debentures due June 15, 2005 of Aspen Technology, Inc.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASPEN TECHNOLOGY, INC.

Date: June 18, 1998                    By: /s/ MARY A. PALERMO
                                          --------------------------------------
                                           Mary A. Palermo
                                           Executive Vice President, Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER     DESCRIPTION
   -------    -----------

     4.1 Indenture dated as of June 17, 1998 between Aspen Technology, Inc. and The Chase Manhattan Bank, as trustee, with respect to up to $86,250,000 principal amount of 5 1/4% Convertible Subordinated Debentures due June 15, 2005 of Aspen
              Technology, Inc.

     4.2 Form of 5 1/4% Convertible Subordinated Debentures due June 15, 2005 of Aspen Technology, Inc. (included in Sections 2.2, 2.3, and 2.4 of the Indenture filed as Exhibit 4.1).

    10.1 Registration Rights Agreement, dated as of June 17, 1998, between Aspen Technology, Inc. and Goldman, Sachs & Co., Nationsbanc Montgomery Securities LLC and William Blair & Company, L.L.C.

    99.1 Press release of Aspen Technology, Inc. issued on June 12, 1998, relating to the sale of the 5 1/4% Convertible Subordinated Debentures due June 15, 2005 of Aspen Technology, Inc.